UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

OCTOBER 31, 2007

Legg Mason Partners

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

All Cap Fund

Semi-Annual Report  •  October 31, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the six-month reporting period ended October 31, 2007. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

Legg Mason Partners All Cap Fund          I

Despite periods of extreme volatility, overall, the U.S. stock market produced positive results during the six-month reporting period. Early in the period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then began to rally in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September and October, as the Fed lowered the federal funds rate twice. All told, the S&P 500 Indexiv returned 5.48% during the six months ended October 31, 2007.

Looking at the U.S. stock market more closely, large-cap stocks outperformed their mid- and small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.44%, 2.67% and 2.25%, respectively, during the reporting period. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 9.85% and 0.53%, respectively.

Performance Review

For the six months ended October 31, 2007, Class A shares of Legg Mason Partners All Cap Fund, excluding sales charges, returned -4.92%. The Fund’s unmanaged benchmark, the Russell 3000 Indexx, returned 5.17% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned 6.30% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 918 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners All Cap Fund

Performance Snapshot as of October 31, 2007 (excluding sales charges) (unaudited)

6 Months

All Cap Fund — Class A Shares	-4.92%

Russell 3000 Index	5.17%

Lipper Multi-Cap Core Funds Category Average[1]	6.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -4.73%, Class B shares returned -5.28% and Class C shares returned -5.17 over the six months ended October 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance of Class I shares is not shown because this share class commenced operations on October 2, 2007.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated August 28, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 1.06%, 1.22%, 2.03%, 1.78% and 0.72%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008.

Special Shareholder Notice

Prior to February 2, 2007, the Fund had a different manager and followed different investment strategies under the name “Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.”

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 918 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of the close of business on July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners All Cap Fund         III

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2007

IV         Legg Mason Partners All Cap Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Diversification does not assure against market loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issues. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners All Cap Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	(4.73)%	$1,000.00	$952.70	0.90%	$4.42

Class A	(4.92)	$1,000.00	950.80	1.15	5.64

Class B	(5.28)	$1,000.00	947.20	1.92	9.40

Class C	(5.17)	$1,000.00	948.30	1.78	8.72

Class I(4)	(4.00)	$1,000.00	960.00	0.72	0.56

(1)	For the six months ended October 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	For the period October 2, 2007 (inception date) to October 31, 2007.

2         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,020.61	0.90%	$4.57

Class A	5.00	1,000.00	1,019.36	1.15	5.84

Class B	5.00	1,000.00	1,015.48	1.92	9.73

Class C	5.00	1,000.00	1,016.19	1.78	9.02

Class I(3)	5.00	1,000.00	1,003.39	0.72	0.57

(1)	For the six months ended October 31, 2007, unless otherwise noted.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	For the period October 2, 2007 (inception date) to October 31, 2007.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         3

Schedule of Investments (October 31, 2007) (unaudited)

LEGG MASON PARTNERS ALL CAP FUND

Shares	Security	Value

COMMON STOCKS — 99.6%
CONSUMER DISCRETIONARY — 14.3%
Household Durables — 2.0%
405,000	Ryland Group Inc.	$11,514,150
497,400	Toll Brothers Inc.*	11,395,434

	Total Household Durables	22,909,584

Internet & Catalog Retail — 5.0%
455,800	Amazon.com Inc.*	40,634,570
617,290	IAC/InterActiveCorp*	18,185,363

	Total Internet & Catalog Retail	58,819,933

Media — 4.4%
295,740	E.W. Scripps Co., Class A Shares	13,311,257
1,309,540	Time Warner Inc.	23,912,201
1,049,200	XM Satellite Radio Holdings Inc., Class A Shares*	13,933,376

	Total Media	51,156,834

Multiline Retail — 2.9%
248,600	Sears Holdings Corp.*	33,508,794

	TOTAL CONSUMER DISCRETIONARY	166,395,145

FINANCIALS — 22.2%
Capital Markets — 5.0%
241,436	Blackstone Group LP*	6,139,718
2,190,620	E*TRADE Financial Corp.*	24,403,507
1,446,231	TD Ameritrade Holding Corp.*	27,680,861

	Total Capital Markets	58,224,086

Consumer Finance — 0.7%
122,450	Capital One Financial Corp.	8,031,496

Diversified Financial Services — 7.7%
735,029	Bank of America Corp.	35,487,200
1,149,591	JPMorgan Chase & Co.	54,030,777

	Total Diversified Financial Services	89,517,977

Insurance — 6.9%
625,035	American International Group Inc.	39,452,209
1,600,045	Security Capital Assurance Ltd.	20,992,590
377,180	Travelers Cos. Inc.	19,692,568

	Total Insurance	80,137,367

Thrifts & Mortgage Finance — 1.9%
1,394,400	Countrywide Financial Corp.	21,641,088

	TOTAL FINANCIALS	257,552,014

HEALTH CARE — 19.5%
Biotechnology — 6.1%
375,400	Affymetrix Inc.*	9,557,684
838,911	Alkermes Inc.*	13,590,358

See Notes to Financial Statements.

4         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Schedule of Investments (October 31, 2007) (unaudited) (continued)

Shares	Security	Value

Biotechnology — 6.1% (continued)
146,575	Amgen Inc.*	$8,517,473
1,574,500	CV Therapeutics Inc.*	16,122,880
1,541,500	Mannkind Corp.*	14,073,895
801,150	Medarex Inc.*	9,573,743

	Total Biotechnology	71,436,033

Health Care Providers & Services — 13.4%
660,100	Aetna Inc.	37,077,817
254,900	Cardinal Health Inc.	17,340,847
1,039,790	UnitedHealth Group Inc.	51,105,678
629,100	WellPoint Inc.*	49,843,593

	Total Health Care Providers & Services	155,367,935

	TOTAL HEALTH CARE	226,803,968

INDUSTRIALS — 10.9%
Airlines — 2.2%
538,744	UAL Corp.*	25,805,837

Commercial Services & Supplies — 1.9%
649,450	Republic Services Inc.	22,204,695

Electrical Equipment — 1.7%
1,370,650	Solarfun Power Holdings Co., Ltd., ADR*	19,216,513

Industrial Conglomerates — 1.5%
417,610	General Electric Co.	17,188,828

Road & Rail — 3.6%
291,429	Arkansas Best Corp.	7,999,726
974,720	Hertz Global Holdings Inc.*	21,131,930
522,750	YRC Worldwide Inc.*	12,849,195

	Total Road & Rail	41,980,851

	TOTAL INDUSTRIALS	126,396,724

INFORMATION TECHNOLOGY — 17.6%
Computers & Peripherals — 2.2%
218,700	International Business Machines Corp.	25,395,444

Electronic Equipment & Instruments — 1.6%
844,900	Jabil Circuit Inc.	18,359,677

Internet Software & Services — 3.6%
1,347,300	Yahoo! Inc.*	41,901,030

Semiconductors & Semiconductor Equipment — 7.1%
3,404,285	Micron Technology Inc.*	35,779,035
1,030,170	Texas Instruments Inc.	33,583,542
232,900	Trina Solar Ltd., ADR*	13,734,113

	Total Semiconductors & Semiconductor Equipment	83,096,690

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         5

Schedule of Investments (October 31, 2007) (unaudited) (continued)

Shares	Security	Value

Software — 3.1%
1,056,500	Red Hat Inc.*	$22,809,835
728,300	Symantec Corp.*	13,677,474

	Total Software	36,487,309

	TOTAL INFORMATION TECHNOLOGY	205,240,150

MATERIALS — 7.1%
Chemicals — 1.8%
835,375	Nalco Holding Co.	20,767,423

Metals & Mining — 5.3%
766,975	Arcelor Mittal, Class A	61,319,651

	TOTAL MATERIALS	82,087,074

TELECOMMUNICATION SERVICES — 3.3%
Diversified Telecommunication Services — 0.8%
3,156,900	Level 3 Communications Inc.*	9,565,407

Wireless Telecommunication Services — 2.5%
1,692,168	Sprint Nextel Corp.	28,936,073

	TOTAL TELECOMMUNICATION SERVICES	38,501,480

UTILITIES — 4.7%
Independent Power Producers & Energy Traders — 4.7%
2,542,700	AES Corp.*	54,439,207

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,203,543,378)	1,157,415,762

Face Amount
SHORT-TERM INVESTMENT — 0.5%
Repurchase Agreement — 0.5%
$5,944,000	Interest in $839,650,000 joint tri-party repurchase agreement dated 10/31/07 with Greenwich Capital Markets Inc., 4.780% due 11/1/07; Proceeds at maturity — $5,944,789; (Fully collateralized by various U.S. government agency obligations, 2.750% to 5.500% due 11/15/07 to 7/17/09; Market value — $6,062,912) (Cost — $5,944,000)	5,944,000

	TOTAL INVESTMENTS — 100.1% (Cost — $1,209,487,378#)	1,163,359,762
	Liabilities in Excess of Other Assets — (0.1)%	(1,409,447)

	TOTAL NET ASSETS — 100.0%	$1,161,950,315

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

6         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (October 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $1,209,487,378)	$1,163,359,762
Cash	137
Receivable for securities sold	3,601,525
Receivable for Fund shares sold	269,362
Dividends and interest receivable	167,246
Prepaid expenses	84,810

Total Assets	1,167,482,842

LIABILITIES:
Payable for Fund shares repurchased	2,191,837
Payable for securities purchased	1,595,817
Investment management fee payable	632,555
Distribution fees payable	408,069
Trustees’ fees payable	25,218
Accrued expenses	679,031

Total Liabilities	5,532,527

Total Net Assets	$1,161,950,315

NET ASSETS:
Par value (Note 5)	$1,199
Paid-in capital in excess of par value	1,358,943,797
Accumulated net investment loss	(3,145,579)
Accumulated net realized loss on investments	(147,724,648)
Net unrealized depreciation on investments and foreign currencies	(46,124,454)

Total Net Assets	$1,161,950,315

Shares Outstanding:
Class 1	39,705,307

Class A	41,859,480

Class B	15,997,742

Class C	22,342,450

Class I	10

Net Asset Value:
Class 1 (and redemption price)	$9.87

Class A (and redemption price)	$9.85

Class B *	$9.32

Class C *	$9.35

Class I (and redemption price)	$9.85

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)**	$10.79

Class A (based on maximum initial sales charge of 5.75%)	$10.45

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         7

Statement of Operations (For the six months ended October 31, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$5,110,313
Interest	217,397
Less: Foreign taxes withheld	(83,191)

Total Investment Income	5,244,519

EXPENSES:
Investment management fee (Note 2)	4,534,221
Distribution fees (Notes 2 and 4)	2,683,462
Transfer agent fees (Note 4)	1,417,024
Shareholder reports (Note 4)	73,120
Trustees’ fees	17,749
Registration fees	15,758
Audit and tax	8,314
Legal fees	7,963
Insurance	2,490
Custody fees	2,489
Miscellaneous expenses	8,434

Total Expenses	8,771,024
Less: Fee waivers and/or expense reimbursements (Note 2)	(385,725)

Net Expenses	8,385,299

Net Investment Loss	(3,140,780)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	19,407,903

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(79,218,038)
Foreign currencies	1,100

Change in Net Unrealized Appreciation/Depreciation	(79,216,938)

Net Loss on Investments and Foreign Currency Transactions	(59,809,035)

Decrease in Net Assets From Operations	$(62,949,815)

See Notes to Financial Statements.

8         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended October 31, 2007 (unaudited) and the year ended April 30, 2007

	October	April
OPERATIONS:
Net investment loss	$(3,140,780)	$(954,891)
Net realized gain	19,407,903	80,793,640
Change in net unrealized appreciation/depreciation	(79,216,938)	(58,314,687)

Increase (Decrease) in Net Assets From Operations	(62,949,815)	21,524,062

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	58,096,882	38,863,219
Cost of shares repurchased	(212,990,951)	(181,822,524)
Net assets of shares issued in connection with merger	—	1,134,159,514

Increase (Decrease) in Net Assets From Fund Share Transactions	(154,894,069)	991,200,209

Increase (Decrease) in Net Assets	(217,843,884)	1,012,724,271
NET ASSETS:
Beginning of period	1,379,794,199	367,069,928

End of period*	$1,161,950,315	$1,379,794,199

* Includes accumulated net investment loss of:	$(3,145,579)	$(4,799)

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         9

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class 1 Shares(1)	2007(2)		2007(3)
Net Asset Value, Beginning of Period	$10.36		$10.41

Income (Loss) From Operations:
Net investment income	(0.00	)(4)	0.00	(4)
Net realized and unrealized loss	(0.49)		(0.05)

Total Loss From Operations	(0.49)		(0.05)

Net Asset Value, End of Period	$9.87		$10.36

Total Return(5)	(4.73)%		(0.48)%

Net Assets, End of Period (000s)	$391,694		$450,886

Ratios to Average Net Assets:
Gross expenses	0.90	%(6)	1.06	%(6)(7)
Net expenses	0.90	(6)(8)(9)	1.06	(6)(7)
Net investment income (loss)	(0.09	)(6)	0.08	(6)

Portfolio Turnover Rate	10%		81%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2007 (unaudited).

(3)	For the period February 2, 2007 (inception date) to April 30, 2007.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.06%.

(8)

Effective July 30, 2007, as a result of voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 Shares will be capped at Class A Shares’ total annual operating expense less the 12b-1 fee differential of 0.25%, which is currently not expected to exceed 0.91%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2007(2)	2007	2006(3)	2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Period	$10.36	$9.42	$8.02	$7.96	$6.32	$7.89

Income (Loss) From Operations:
Net investment income (loss)	(0.02)	0.01	0.01	0.01	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.49)	0.93	1.39	0.05	1.67	(1.55)

Total Income (Loss) From Operations	(0.51)	0.94	1.40	0.06	1.64	(1.57)

Net Asset Value, End of Period	$9.85	$10.36	$9.42	$8.02	$7.96	$6.32

Total Return(4)	(4.92)%	9.98%	17.46%	0.75%	25.95%	(19.90)%

Net Assets, End of Period (000s)	$412,332	$443,226	$91,562	$84,629	$48,352	$25,273

Ratios to Average Net Assets:
Gross expenses	1.25	%(5)	1.20	%(6)	1.21	%(7)	1.20%	1.19%	1.20%
Net expenses	1.15	(5)(8)(9)	1.18	(6)(9)(10)	1.19	(7)(9)(10)	1.18	(9)(10)	1.19	(10)	1.20	(10)
Net investment income (loss)	(0.34	)(5)	0.14	0.06	0.14	(0.36)	(0.37)

Portfolio Turnover Rate	10%	81%	24%	15%	125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2007 (unaudited).

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18 % and 1.16%, respectively.

(7)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

(8)

Effective as of the close of business February 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.16% until September 1, 2008.

(9)	Reflects fee waivers and/or expense reimbursements.

(10)

Prior to the close of business on February 2, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.40%.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         11

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2007(2)	2007	2006(3)	2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Period	$9.84	$9.02	$7.74	$7.73	$6.18	$7.78

Income (Loss) From Operations:
Net investment loss	(0.05)	(0.05)	(0.06)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(0.47)	0.87	1.34	0.06	1.63	(1.53)

Total Income (Loss) From Operations	(0.52)	0.82	1.28	0.01	1.55	(1.60)

Net Asset Value, End of Period	$9.32	$9.84	$9.02	$7.74	$7.73	$6.18

Total Return(4)	(5.28)%	9.09%	16.54%	0.13%	25.08%	(20.57)%

Net Assets, End of Period (000s )	$149,107	$218,812	$71,865	$73,331	$56,434	$39,445

Ratios to Average Net Assets:
Gross expenses	2.11	%(5)	1.93	%(6)	1.97	%(7)	1.97%	1.94%	1.97%
Net expenses	1.92	(5)(8)(9)	1.90	(6)(8)(9)(10)	1.95	(7)(9)(10)	1.94	(9)(10)	1.94	(10)	1.97	(10)
Net investment loss	(1.11	)(5)	(0.53)	(0.70)	(0.62)	(1.13)	(1.14)

Portfolio Turnover Rate	10%	81%	24%	15%	125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2007 (unaudited).

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

(7)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

(8)

Effective as of close of business February 2, 2007 as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.93%.

(9)	Reflects fee waivers and/or expense reimbursements.

(10)

Prior to the close of business February 2, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.15%.

See Notes to Financial Statements.

12         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2007(2)		2007		2006(3)		2005(3)		2004(3)	2003(3)
Net Asset Value, Beginning of Period	$9.86		$9.03		$7.74		$7.74		$6.19	$7.78

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.04)		(0.06)		(0.05)		(0.08)	(0.07)
Net realized and unrealized gain (loss)	(0.46)		0.87		1.35		0.05		1.63	(1.52)

Total Income (Loss) From Operations	(0.51)		0.83		1.29		0.00	*	1.55	(1.59)

Net Asset Value, End of Period	$9.35		$9.86		$9.03		$7.74		$7.74	$6.19

Total Return(4)	(5.17)%		9.19%		16.67%		0.00%		25.04%	(20.44)%

Net Assets, End of Period (000s)	$208,817		$266,870		$190,538		$215,024		$215,044	$176,460

Ratios to Average Net Assets:
Gross expenses	1.78	%(5)	1.85	%(6)	1.93	%(7)	1.95%		1.91%	1.93%
Net expenses	1.78	(5)(8)	1.85	(6)(8)(9)	1.91	(7)(8)(9)	1.92	(8)(9)	1.91 (9)	1.93 (9)
Net investment loss	(0.97	)(5)	(0.40)		(0.65)		(0.60)		(1.11)	(1.10)

Portfolio Turnover Rate	10%		81%		24%		15%		125%	47%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2007 (unaudited).

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

(7)	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)

Prior to February 2, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.15%.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class I Shares(1)(2)	2007
Net Asset Value, Beginning of Period	$10.26

Income (Loss) From Operations:
Net investment income	(0.00	)(3)
Net realized and unrealized loss	(0.41)

Total Loss From Operations	(0.41)

Net Asset Value, End of Period	$9.85

Total Return(4)	(4.00)%

Net Assets, End of Period	$97

Ratios to Average Net Assets:
Net expenses	0.72	%(5)
Net investment income	(0.06	)(5)

Portfolio Turnover Rate	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period October 2, 2007 (inception date) to October 31, 2007 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

14         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager. LMCM is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

16         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMPFA provides certain administrative services for the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

LMCM has contractually agreed to waive fees and/or reimburse expenses, other than interest, brokerage, taxes and extraordinary expenses, to limit total annual operating expenses to 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008. Effective July 30, 2007, the Fund’s Class 1 shares had a voluntary expense limitation in place, other than brokerage, taxes and extraordinary expenses, to the extent necessary so that net total annual operating expenses of Class 1 will not exceed the net total annual operating expenses of Class A less the 12b-1 fee differential of 0.25%, which is currently not expected to exceed 0.91%.

During the six months ended October 31, 2007, the Fund was reimbursed for expenses amounting to $385,725.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 8.50% for Class 1 shares and 5.75% for Class A shares. Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividend and distribution). There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2007, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$3,000	$0	*

*	Amount represents less than $1,000.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$123,626,899

Sales	277,433,848

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$98,568,398
Gross unrealized depreciation	(144,696,014)

Net unrealized depreciation	$(46,127,616)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended October 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	$—	$388,274	$19,552
Class A	550,753	605,475	25,413
Class B	913,589	348,377	16,530
Class C	1,219,120	74,898	11,625

Total	$2,683,462	$1,417,024	$73,120

5.	Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

18         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended October 31, 2007		Year Ended April 30, 2007
	Shares	Amount	Shares	Amount
Class 1
Shares sold	213,637	$2,269,643	298,278	$3,065,719
Shares repurchased	(4,035,820)	(41,301,218)	(1,913,906)	(19,625,151)
Shares issued with merger	—	—	45,143,118	469,836,304

Net Increase (Decrease)	(3,822,183)	$(39,031,575)	43,527,490	$453,276,872

Class A
Shares sold	4,783,403	$50,072,232	2,184,091	$21,897,873
Shares repurchased	(5,720,071)	(58,354,893)	(5,288,797)	(52,752,181)
Shares issued with merger	—	—	36,182,960	376,582,004

Net Increase (Decrease)	(936,668)	$(8,282,661)	33,078,254	$345,727,696

Class B
Shares sold	357,216	$3,456,683	560,208	$5,290,211
Shares repurchased	(6,600,072)	(65,331,359)	(3,601,218)	(34,208,647)
Shares issued with merger	—	—	17,311,375	171,424,292

Net Increase (Decrease)	(6,242,856)	$(61,874,676)	14,270,365	$142,505,856

Class C
Shares sold	235,966	$2,298,223	750,970	$6,961,352
Shares repurchased	(4,965,755)	(48,003,481)	(6,508,736)	(60,664,455)
Shares issued with merger	—	—	11,724,812	116,316,914

Net Increase (Decrease)	(4,729,789)	$(45,705,258)	5,967,046	$62,613,811

Class I*†
Shares sold	10	$101	179,704	$1,648,064
Shares repurchased	—	—	(1,563,323)	(14,572,090)

Net Increase (Decrease)	10	$101	(1,383,619)	$(12,924,026)

*	For the period October 2, 2007 (commencement of operations) to October 31, 2007.

†	Class Y Shares were liquidated on September 8, 2006. As of November 20, 2006, Class Y Shares were renamed Class I Shares.

6.	Capital Loss Carryforward

On April 30, 2007, the Fund had a net capital loss carryforward of approximately $165,533,149, of which $26,627,025 expires in 2010, $126,712,177 expires in 2011, $11,972,942 expires in 2012 and $221,005 expires in 2013. These amounts will be available to offset like amounts of any future taxable gains.

7.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

20         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

On December 3, 2007, the court granted the Defendants’ motion to dismiss with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

9.	Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

10.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB

Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or

22         Legg Mason Partners All Cap Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was May 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners All Cap Fund 2007 Semi-Annual Report         23

Board Approval of Management Agreement (unaudited)

At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board Members who were not “interested persons” of the Fund or Legg Mason Partners Capital Management, Inc. (“LMCM”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved the New Management Agreement between the Fund and LMCM. The Fund’s shareholders approved the New Management Agreement at a meeting held on January 12, 2007, and the New Management Agreement went into effect on February 2, 2007. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) served as the Fund’s manager prior to February 2, 2007 and now serves as the Fund’s sub-administrator pursuant to a sub-administration agreement between LMCM and LMPFA. The sub-advisory agreement between LMPFA and ClearBridge Advisors, LLC with respect to the Fund also terminated as of February 2, 2007.

To assist the Board in its consideration of the New Management Agreement, Legg Mason and LMCM provided materials and information about LMCM, including its asset management capabilities and organization. LMCM is a leading equity management firm that had, as of March 2006, over $64.0 billion under management. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At the meeting, members of the Board discussed with a representative of LMCM and with Legg Mason LMCM’s unique All Cap investment strategy and process, its past performance, its investment management experience, business organization, personnel, operations, history and philosophy and the compatibility of LMCM’s investment management style with the Fund’s investment policies and objectives. The Board Members noted that a colleague of Bill Miller at LMCM would serve as the Fund’s portfolio manager. The Board considered whether the terms of the New Management Agreement were in the best interests of the Fund and its shareholders. Legg Mason and LMCM discussed the timing of the transition to LMCM and how the transition could be accomplished with minimal disruption or expense. The Independent Board Members also conferred separately and with their independent legal counsel about the proposed replacement of the Fund’s manager on a number of occasions, including in connection with the June meeting.

At the meeting, representatives of Legg Mason and LMCM made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(a) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries, including LMCM;

(b) that LMCM is an experienced and respected asset management firm; that the Board has been provided information demonstrating that LMCM has the capabilities, resources and personnel necessary to provide the advisory services to the Fund; and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

24         Legg Mason Partners All Cap Fund

Board Approval of Management Agreement (unaudited) (continued)

(c) that Legg Mason had advised the Board that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the manager, including compliance services;

(d) that LMCM had advised the Board that it would provide expense waivers and reimbursements on terms identical to those currently offered by Legg Mason to the Fund, and, while it reserved the right to alter the waivers and reimbursements in the future, it would consult with the Board before making any changes;

(e) the potential benefits to Fund shareholders from being advised by LMCM;

(f) the division of responsibilities between LMCM as manager and LMPFA as sub-administrator, and the services to be provided by each of them;

(g) the terms and conditions of the New Management Agreement, which contained no material differences from the Management Agreement between the Fund and LMPFA other than the identity of the manager, differences in dates of effectiveness and termination and a decrease in management fees from an annual rate of 0.75% of the first $1 billion of the Fund’s average daily net assets, 0.725% of the next $1 billion of assets, 0.70% of the next $3 billion of assets, 0.675% of the next $5 billion of assets and 0.65% of the Fund’s average daily net assets above $10 billion, to an annual rate of 0.70% of the first $2 billion of the Fund’s daily average net assets and 0.65% of the Fund’s average daily net assets over $2 billion;

(h) that the advisory fees paid by the Fund represented reasonable compensation to LMCM in light of the services provided and the fees paid by similar funds and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment; and

(i) that the Fund would bear a portion of the cost of obtaining shareholder approval of the New Management Agreement.

Certain of these considerations are discussed in more detail below.

The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreement were fair and reasonable, that the fees stated therein were reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund shareholders. As noted above, Fund shareholders approved the New Management Agreement at a special meeting of shareholders held on January 12, 2007.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by LMCM under the New Management Agreement, the Board Members considered, among other things, the expected impact, if any, of the replacement of LMPFA on the operations, facilities, organization and personnel to be made available to the Fund, and the ability of LMCM to perform its duties under the New Management Agreement, taking into account the delegation of certain duties to LMPFA as sub-administrator. The Board reviewed and

Legg Mason Partners All Cap Fund         25

Board Approval of Management Agreement (unaudited) (continued)

discussed information regarding LMCM’s distinct value investment process and long history of outperforming clients’ benchmarks. In particular, the Board noted favorable performance compared with benchmark indices. The Board members recognized, however, that past performance is no guarantee of future results.

Based on their review of the materials provided and the assurances they had received from Legg Mason and LMCM, the Board Members determined that replacement of the Fund’s existing manager was not expected to adversely affect the nature and quality of services provided to the Fund.

Costs of Services Provided

The Board Members considered, among other things, that management fees would decrease as a result of the New Management Agreement. The Board Members recognized that the management fees to be paid to LMCM pursuant to terms of the New Management Agreement were similar to those received by LMCM from other investment companies for similar services. The Board Members noted that fees payable under the sub-administration agreement with LMPFA would be paid by LMCM and not by the Fund.

The Board Members noted that they expect to receive cost, expense and profitability information prior to the end of the initial term of the New Management Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the agreement.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by LMCM under the New Management Agreement, the Board Members considered whether the replacement of LMPFA by LMCM as manager to the Fund would have an impact on the fall-out benefits received by the Fund’s manager. Based on their review of the materials provided, and their discussions with Legg Mason, the Board Members determined that those benefits could include the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In considering the New Management Agreement, the Board Members considered, among other things, that management fees would decrease. The Board Members determined that the total fees for management (including administrative) services for the Fund were reasonable in light of the services provided. It was noted that the Board Members had received, among other things, a report from Lipper comparing the Fund’s fees, expenses and performance with those of a peer group for the Fund selected by Lipper, and information as to the fees charged by each to other registered investment company clients for investment management services. The Board Members concluded that the Fund’s fees for management (including administrative) services were appropriate.

26         Legg Mason Partners All Cap Fund

Board Approval of Management Agreement (unaudited) (continued)

Investment Performance

As noted above, the Board noted LMCM’s considerable investment management experience, past performance and capabilities, but the Board Members were unable to predict what effect, if any, execution of the New Management Agreement would have on the future performance of the Fund.

Legg Mason Partners All Cap Fund         27

Legg Mason Partners All Cap Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Capital
Management, Inc.

SUB-ADMINISTRATOR

Legg Mason Partners Fund
Advisor, LLC

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners All Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010552 12/07	SR07-460

Legg Mason Partners All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business Trust.

LEGG MASON PARTNERS ALL CAP FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	January 4, 2008